                                                                      Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sunoco, Inc., a Pennsylvania corporation ("Company") which intends to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 with respect to registration under the Act of up to $1.5 billion of debt securities, preference stock, common stock and warrants of the Company, and trust preferred securities of Sunoco Capital I and Sunoco Capital II (the "Registration Statement"), each hereby constitutes and appoints the Vice President and Chief Financial Officer, the Corporate Secretary, and the Comptroller, or any of them, each with power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and to act in his or her name, place and stead, in any and all capacities, to sign said Registration Statement, and any related documents, including any or all subsequent pre- and post-effective amendments and supplements to this Registration Statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, or any of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of this 6th day of July, 2000.


                                           /s/  RAYMOND E. CARTLEDGE
                                           -------------------------
                                           Raymond E. Cartledge
                                           Director



                                           /s/  ROBERT J. DARNALL
                                           -------------------------
                                           Robert J. Darnall
                                           Director



                                           /s/  JOHN G. DROSDICK
                                           -------------------------
                                           John G. Drosdick
                                           Chairman, Chief Executive Officer,
                                           President and Director
                                           (Principal Executive Officer)
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                                           _________________________
                                           Mary Johnston Evans
                                           Director



                                           /s/  THOMAS P. GERRITY
                                           -------------------------
                                           Thomas P. Gerrity
                                           Director



                                           /s/  ROSEMARIE B. GRECO
                                           -------------------------
                                           Rosemarie B. Greco
                                           Director



                                           /s/  THOMAS W. HOFMANN
                                           -------------------------
                                           Thomas W. Hofmann
                                           Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)



                                           /s/  JAMES G. KAISER
                                           -------------------------
                                           James G. Kaiser
                                           Director



                                           /s/  ROBERT D. KENNEDY
                                           -------------------------
                                           Robert D. Kennedy
                                           Director



                                           /s/  JOSEPH P. KROTT
                                           -------------------------
                                           Joseph P. Krott
                                           Comptroller
                                           (Principal Accounting Officer)
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                                           /s/  NORMAN S. MATTHEWS
                                           -------------------------
                                           Norman S. Matthews
                                           Director



                                           /s/  R. ANDERSON PEW
                                           -------------------------
                                           R. Anderson Pew
                                           Director



                                           /s/  G. JACKSON RATCLIFFE
                                           -------------------------
                                           G. Jackson Ratcliffe
                                           Director



                                           /s/  ALEXANDER B. TROWBRIDGE
                                           ----------------------------
                                           Alexander B. Trowbridge
                                           Director